Ex. 99.2

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101
Fax 317/226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: December 31, 2004

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: January 14, 2005

Title: Bankruptcy Administrative Officer

Debtor's telephone number: 205-422-9726

Reports Prepared by: Horace Ward
(Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation
(Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of December 31, 2004

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	219,733
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	1,799,609
Gross profit	-	(1,579,876)
Interest	5,288	36,875
Rents	-	-
Gain (loss) from sale of property	-	(7,076)
Other income	33,815	209,705
Total income	39,103	(1,340,372)
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	12,575	588,225
Repairs and maintenance (warranty expense)	-	38,392
Factory equipment rental	-	12,131
Supplies	107	7,708
Bad debts	-	-
Bank fees	1,355	32,928
Payroll taxes	182	20,028
Other taxes (property tax)	-	(35,720)
Interest expense	-	-
Stockholder services	-	26,769
Insurance	-	17,392
Travel and entertainment	2,244	17,778
Utilities and telephone	586	47,284
Professional and legal	49,199	1,239,905
Other expenses (lease payments)	-	15,457
Other expenses (employee benefit cost)	(2,347)	274,867
Other expenses (UAW retiree payment)	-	121,500
Other expenses (tax software)	-	12,315
Other expenses (trustee fees)	-	60,100
Other expenses (bankruptcy filing fees)	-	3,750
Other expenses (freight and other)	-	15,008
Total expenses	63,901	2,515,817
Net profit (loss)	(24,798)	(3,856,189)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended December 31, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		3,215,250
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	2,004	
From collection of post-petition accounts receivable	33,808	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Recovery of preferential transfers)	110,091	
Other receipts (Receipt from Mexico - restricted funds)	-	
Other receipts (Interest earned)	5,288	
Other receipts (Miscellaneous income)	2,411	
TOTAL RECEIPTS (Do not include beginning bank balance)		153,602
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	10,422	
* Net payments to other employees	-	
Rent payments	-	
Lease payments	-	
Adequate protection payments	-	
Insurance	-	
Utilities/telephone	586	
** Tax payments	2,335	
Supplies	107	
Outside labor	2,120	
Travel/entertainment	2,244	
*** Payments to attorneys	41,335	
*** Payments to accountants	-	
*** Payments to other professionals	1,103	
U.S. Trustee quarterly fee	-	
Other expenses (Benefit payments - self-funded plan)	56	
Other expenses (Bank fees)	1,355	
Other expenses (Collection agency, payroll service)	218	
TOTAL DISBURSEMENTS		61,881
NET CASH FLOW (Total receipts minus total disbursements)		91,721
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		3,306,971

* This figure is the actual cash paid, i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended December 31, 2004

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 1,415	$ 1,415	$ -
** FICA - employee	-	182	182	-
** FICA - employer	-	182	182	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 1,779	$ 1,779	$ -
STATE AND LOCAL				
Withholding	$ -	$ 556	$ 556	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 556	$ 556	$ -

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments) $ 2,335

Explain the reason for any past due post-petition taxes: ______

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended December 31, 2004

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements
03-17287-AJM-11	ROHN Industries, Inc.	$ 46,268
03-17288-AJM-11	ROHN Construction, Inc.	-
03-17289-AJM-11	ROHN Enclosures, Inc.	-
03-17290-AJM-11	ROHN, Inc.	-
03-17291-AJM-11	ROHN Installation Services, Inc.	-
03-17292-AJM-11	ROHN Products, Inc.	15,613
	Total Disbursements	$ 61,881

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended December 31, 2004

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 2,001,099	
Post-petition	-	-	-	672,763	
Totals	$ -	$ -	$ -	$ 2,673,862	$ 2,673,862 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ 88,049	$ (73,277)
	Mexico funds (restricted - Mexico use)	5590017173	$ 61,835	$ 61,835
	Deposits received (on utility billings)	5590017173	$ 42,898	$ 42,898
	Lockbox	5800127531	$ -	$ -
	VEBA Trust	45665216	$ -	$ -
	CD Investments (short - term)	Various	$ 1,000,000	$ 1,250,000
National City Bank of MI/IL	Payroll	10074861	$ -	$ -
Union Planters Bank	Local Checking	169404	$ 13,075	$ 13,075
	CD Investments (short - term)	Various	$ 2,009,393	$ 2,012,440

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended December 31, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   What amount of these receivables is considered uncollectible? **$ 1,890,615 (over 90 days)***.

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. **List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)**

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. **Schedule of insurance coverage.**

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the June 30, 2005 for general liability, workers compensation, umbrella liability and automobile liability.

8. **Schedule of changes in personnel.**

	Full Time	Part Time
a. Total number of employees at beginning of this period. (November 30, 2004)	2	2
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	0
d. Total number of employees on payroll at the end of the period. (December 31, 2004)	2	2